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                                 UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



                                   FORM 8-K


                                CURRENT REPORT



    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):  January 11, 2000 (January 7,
                                     2000)



                          NATIONAL STEEL CORPORATION

            (Exact name of registrant as specified in its charter)



                                   Delaware
                (State or other jurisdiction of incorporation)



              1-983                                       25-0687210
      (Commission File Number)                (IRS Employer Identification No.)



 4100 Edison Lakes Parkway, Mishawaka, IN                  46545-3440
 (Address of principal executive offices)                  (Zip Code)



 Registrant's telephone number, including area code:      219-273-7000
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ITEM 5.  OTHER EVENTS


National Steel Corporation issued a press release on January 7, 2000 announcing a successful Y2K transition. A copy of this press release is attached hereto as
Exhibit 99.1.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


Exhibit 99.1  Press release dated January 7, 2000.




                                   SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 NATIONAL STEEL CORPORATION

Date:  January 11, 2000          By: /s/ Glenn H. Gage
                                    ------------------------------------------
                                     Glenn H. Gage
                                     Senior Vice President and Chief Financial
                                     Officer